Exhibit 99.1

Westar Energy announces 2nd quarter 2014 results.
TOPEKA, Kan., Aug. 6, 2014 - Westar Energy, Inc. (NYSE:WR) today announced earnings of $53 million, or $0.41 per share, for the second quarter 2014 compared with earnings of $67 million, or $0.53 per share, for the second quarter 2013. Without COLI proceeds, second quarter 2013 earnings would have been $57 million or $0.45 per share. Earnings for the six months ended June 30, 2014 were $122 million, or $0.95 per share, compared with $118 million, or $0.93 per share, for the same period in 2013. Without COLI proceeds, the first half of 2013 earnings would have been $108 million or $0.86 per share.

Lower net income for the three months ended June 30, 2014 was driven largely by no corporate-owned life insurance proceeds and higher planned maintenance costs for the generating fleet. These factors were partially offset by higher revenues for the quarter.

Higher net income for the six months ended June 30, 2014 was largely driven by higher revenues. The higher revenues are due principally from higher energy sales from colder weather in the first quarter and higher prices resulting from investments in air quality controls and transmission infrastructure.

Earnings Guidance

The company affirmed its 2014 earnings guidance of $2.30 to $2.45 per share. The earnings guidance drivers are located under Supplemental Materials within the investor section of the company website at www.WestarEnergy.com.

Conference Call and Additional Company Information

Westar Energy management will host a conference call Thursday, Aug. 7 with the investment community at 10 a.m. ET (9 a.m. CT). Investors, media and the public may listen to the conference call by dialing 866-318-8620, participant code 77563283. A webcast of the live conference call will be available at www.WestarEnergy.com.

Members of the media are invited to listen to the conference call and then contact Gina Penzig with any follow-up questions.

This earnings announcement, a package of detailed second quarter financial information, the company's quarterly report on Form 10-Q for the period ended June 30, 2014 and other filings the company has made with the Securities and Exchange Commission are available on the company's website at www.WestarEnergy.com.

WESTAR ENERGY NEWS RELEASE    Page 1 of 3

Westar Energy announces 2nd quarter results

Westar Energy, Inc. (NYSE: WR) is Kansas' largest electric utility. For more than a century, we have provided Kansans the safe, reliable electricity needed to power their businesses and homes. Every day our team of professionals takes on projects to generate and deliver electricity, protect the environment and provide excellent service to our nearly 700,000 customers. Westar has 7,200 MW of electric generation capacity fueled by coal, uranium, natural gas, wind and landfill gas. We are also a leader in electric transmission in Kansas. Our innovative customer service programs include mobile-enabled customer care, digital meters and paving the way for electric vehicle adoption. Our employees live, volunteer and work in the communities we serve.

For more information about Westar Energy, visit us on the Internet at http://www.WestarEnergy.com.

Forward-looking statements: Certain matters discussed in this news release are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2013 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Report on Form 10-Q filed Aug. 6, 2014, (a) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (b) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 10 and 11; and (3) other factors discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Media Contact:
Gina Penzig
Director, corporate communications
Phone: 785-575-8089
Gina.Penzig@westarenergy.com
Media line: 888-613-0003

Investor Contact:
Bruce Burns
Director, investor relations
Phone: 785-575-8227
Bruce.Burns@westarenergy.com

WESTAR ENERGY NEWS RELEASE    Page 2 of 3

Westar Energy announces 2nd quarter results

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2014	2013	Change	% Change	2014	2013	Change	% Change
	(Dollars In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$175,671	$165,302	$10,369	6.3	$367,958	$330,678	$37,280	11.3
Commercial	178,194	165,172	13,022	7.9	339,294	313,128	26,166	8.4
Industrial	106,984	92,820	14,164	15.3	201,480	183,745	17,735	9.7
Other retail	(3,033)	2,228	(5,261)	(236.1)	(11,557)	(944)	(10,613)	(a)
Total Retail Revenues	457,816	425,522	32,294	7.6	897,175	826,607	70,568	8.5
Wholesale	82,434	81,783	651	0.8	193,047	168,253	24,794	14.7
Transmission	63,700	52,804	10,896	20.6	125,166	104,315	20,851	20.0
Other	8,718	9,480	(762)	(8.0)	25,836	16,626	9,210	55.4
Total Revenues	612,668	569,589	43,079	7.6	1,241,224	1,115,801	125,423	11.2
OPERATING EXPENSES:
Fuel and purchased power	164,779	152,700	12,079	7.9	338,618	304,452	34,166	11.2
SPP network transmission costs	55,533	44,600	10,933	24.5	107,491	88,396	19,095	21.6
Operating and maintenance	101,839	87,999	13,840	15.7	193,629	172,154	21,475	12.5
Depreciation and amortization	70,882	67,597	3,285	4.9	140,992	134,443	6,549	4.9
Selling, general and administrative	62,168	54,477	7,691	14.1	118,653	103,422	15,231	14.7
Taxes other than income tax	34,738	30,704	4,034	13.1	69,571	61,482	8,089	13.2
Total Operating Expenses	489,939	438,077	51,862	11.8	968,954	864,349	104,605	12.1
INCOME FROM OPERATIONS	122,729	131,512	(8,783)	(6.7)	272,270	251,452	20,818	8.3
OTHER INCOME (EXPENSE):
Investment earnings	3,175	1,690	1,485	87.9	5,553	5,749	(196)	(3.4)
Other income	5,658	13,711	(8,053)	(58.7)	11,575	17,427	(5,852)	(33.6)
Other expense	(2,287)	(2,354)	67	2.8	(7,952)	(7,715)	(237)	(3.1)
Total Other Income	6,546	13,047	(6,501)	(49.8)	9,176	15,461	(6,285)	(40.7)
Interest expense	47,303	45,798	1,505	3.3	93,543	90,082	3,461	3.8
INCOME BEFORE INCOME TAXES	81,972	98,761	(16,789)	(17.0)	187,903	176,831	11,072	6.3
Income tax expense	26,150	29,310	(3,160)	(10.8)	61,111	54,123	6,988	12.9
NET INCOME	55,822	69,451	(13,629)	(19.6)	126,792	122,708	4,084	3.3
Less: Net income attributable to noncontrolling interests	2,349	2,263	86	3.8	4,365	4,375	(10)	(0.2)
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$53,473	$67,188	$(13,715)	(20.4)	$122,427	$118,333	$4,094	3.5
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.41	$0.53	$(0.12)	(22.6)	$0.95	$0.93	$0.02	2.2
Diluted earnings per common share	$0.40	$0.52	$(0.12)	(23.1)	$0.93	$0.92	$0.01	1.1
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	129,363	127,311	2,052	1.6	129,185	127,254	1,931	1.5
Diluted	131,973	127,930	4,043	3.2	131,779	127,735	4,044	3.2
DIVIDENDS DECLARED PER COMMON SHARE	$0.35	$0.34	$0.01	2.9	$0.70	$0.68	$0.02	2.9
Effective income tax rate	31.90%	29.68%			32.52%	30.61%
(a) Change greater than 1,000%.

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